SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated November 24, 2008
to Prospectus Dated August 18, 2008

Effective November 24, 2008, the following information supplements and amends the information in the Prospectus regarding SBL Fund Series X (Small Cap Growth Series) (the "Series"):

The sections titled "Fund Facts", "Investment Objective" and "Principal Investment Strategies" beginning on page 13 of the Prospectus are amended substantially as follows:

FUND FACTS
Objective:	Long term growth of capital
Benchmark:	Russell 2000 Growth Index

INVESTMENT OBJECTIVE

Series X seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Series X pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, that when purchased, have market capitalizations substantially similar to those of companies in the Russell 2500 Growth Index. As of December 31, 2007, the index consisted of securities of companies with capitalizations that ranged from $51 million to $21 billion. Equity securities include common and preferred stocks, warrants, and securities convertible into common or preferred stocks.

The Investment Manager uses a combination of a qualitative economic overview based upon several fixed income factors with a quantitative fundamental bottom-up approach in selecting growth stocks. The Investment Manager chooses portfolio securities that it believes are attractively valued with the greatest potential for long-term growth of capital, and may invest in a limited number of industries or industry sectors. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly (including, without limitation, technology companies). The Series is therefore subject to the risks associated with investing in small capitalization companies.

The Series typically sells a stock if its growth prospects diminish, or if better opportunities become available.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets. The Series may also invest in ADRs.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading may increase the costs the Series incurs and entail negative tax consequences by generating short-term capital gains.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Series may invest are restricted securities, which may be illiquid.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, money market securities, or repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Series is subject to the following principal risks: market risk; smaller companies risk; growth stocks risk; leverage risk; active trading risk; restricted securities risk; investment in investment companies risk; and technology stocks risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 16 of this Prospectus.

The table under the section titled "Principal Risks" on page 16 of the Prospectus will be updated to indicate that the Series is subject to the following principal risks: Market Risk; Smaller Companies Risk; Growth Stocks Risk; Leverage Risk; Active Trading Risk; Restricted Securities Risk; Investment in Investment Companies Risk; and Technology Stocks Risk.

Footnote 1 to the performance chart and table for the Series on page 34 of the Prospectus will be updated to reflect the assumption of direct investment management of the Series' assets by the Series' current investment adviser by adding the following footnote:

  RS Investment Management Co. LLC served as the sub-adviser to the Series from September 3, 2002 to November 24, 2008. Since then, advisory services have been provided by the Investment Manager, and the Series has new principal investment strategies.

The information in the "Annual Operating Expenses" table on page 37 of the Prospectus and the corresponding example on page 38 of the Prospectus will be amended substantially as follows to reflect the new lower investment advisory fee payable by the Series to Security Investors, LLC:

SERIES X (Small Cap Growth)
Advisory fee	0.85%
Other expenses	0.20%
Total annual operating expenses	1.05%*
*Based on fees and expenses of Series X for the fiscal year ended December 31, 2007 and restated to reflect a lower contractual advisory fee effective November 24, 2008.

	1 Year	3 Years	5 Years	10 Years
Series X (Small Cap Growth)	$107	$334	$579	$1,283

The following footnote will be added at the end of the table in the section titled "Management Fees" on page 38 of the Prospectus to reflect the new lower contractual investment advisory fee payable by the Series to Security Investors, LLC:

Effective November 24, 2008, the investment management fee payable by Series X to the Investment Manager is equal to 0.85% of average daily net assets on an annual basis.

The following sentence will be added at the end of the last paragraph under the section titled "Management Fees" on page 38 of the Prospectus:

In addition, a discussion regarding the basis of the Board of Directors approving an amendment to the investment advisory contract of Series X which became effective on November 24, 2008 will be available in Series X's annual report for the fiscal year ended December 31, 2008.

The following information regarding the new portfolio manager appointed by the Series' investment adviser to manage the Series will be added to the sub-section titled "Portfolio Managers" beginning on page 38 of the Prospectus:

SERIES J (MID CAP GROWTH SERIES) AND SERIES X (SMALL CAP GROWTH SERIES)

Joseph C. O'Connor, Portfolio Manager of the Investment Manager, has been the manager of Series J (Mid Cap Growth Series) since February 2008 and Series X (Small Cap Growth Series) since November 2008. Prior to joining the Investment Manager in 2008, he was a Managing Director of Nationwide Separate Accounts LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA"). From 2000 to 2003, he served as Senior Vice President, Managing Director and Board member of GAMNA. Mr. O'Connor earned a Bachelor of Science degree in Finance from St. John's University.

All references to the Series, its sub-adviser, RS Investment Management Co. LLC, and its current portfolio manager in the section titled "Sub-Advisers" beginning on page 40 of the Prospectus and the sub-section titled "Portfolio Managers" beginning on page 41 of the Prospectus will be deleted to reflect the termination of the Series' current sub-adviser.

Please Retain This Supplement for Future Reference